                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 10, 2000

                                  CMGI, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware               000-23262           04-2921333
     --------------------      ----------------   --------------------
    (State or other juris-       (Commission         (IRS Employer
  diction of incorporation)      File Number)     Identification No.)

         100 Brickstone Square, Andover, MA               01810
         ----------------------------------             ----------
      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (978) 684-3600

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         -------------

yesmail.com, inc.
-----------------

     On March 10, 2000, CMGI, Inc. ("CMGI" or the "Company") completed the transactions contemplated by the Agreement and Plan of Merger, dated as of December 14, 1999 (the "yesmail Merger Agreement"), among itself, Mars Acquisition, Inc., a wholly owned subsidiary of the Company (the "yesmail Sub"), and yesmail.com, inc. ("yesmail"). Pursuant to the yesmail Merger Agreement, CMGI will issue .2504 shares of CMGI common stock for each share of yesmail common stock outstanding on March 10, 2000, and the yesmail Sub merged with and into yesmail, with yesmail surviving as a wholly owned subsidiary of CMGI. The Company's press release announcing the closing of this transaction is filed as
Exhibit 99.1 hereto.

uBid, Inc.
----------

     On April 28, 2000, CMGI completed the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated as of February 9, 2000 (the "uBid Merger Agreement"), among itself, Senlix Corporation, a wholly owned subsidiary of the Company (the "uBid Sub"), and uBid, Inc. ("uBid"). Pursuant to the uBid Merger Agreement, CMGI will issue .2628 shares of CMGI common stock for each share of uBid common stock outstanding on April 28, 2000, and the uBid Sub merged with and into uBid, with uBid surviving as a wholly owned subsidiary of CMGI. The Company's press release announcing the closing of this transaction is filed as Exhibit 99.2 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

   99.1 Press release, dated March 13, 2000, announcing the completion of the acquisition of yesmail.com, inc. by CMGI, Inc.

   99.2 Press release, dated May 1, 2000, announcing the completion of the acquisition of uBid, Inc. by CMGI, Inc.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2000                CMGI, Inc.
                                  ----------
                                  (Registrant)



                                  By:  /s/ Andrew J. Hajducky, III
                                  --------------------------------
                                  Andrew J. Hajducky III
                                  Executive Vice President, Chief Financial
                                  Officer and Treasurer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1 Press release, dated March 13, 2000, announcing the completion of the acquisition of yesmail.com, inc. by CMGI, Inc.

   99.2 Press release, dated May 1, 2000, announcing the completion of the acquisition of uBid, Inc. by CMGI, Inc.

                                       4